SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

|_|   $500 per each party to the controversy pursuant to Exchange Act

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      4.    Date Filed:

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

                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.
                                50 SPRING STREET
                            RAMSEY, NEW JERSEY 07446

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 10, 2001

The Annual Meeting of Stockholders of Bogen Communications International, Inc. ("Bogen" or the "Company") will be held at 50 Spring Street, Ramsey, New Jersey 07446 on Thursday, the 10th day of May, 2001, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

            (1) to elect four Class I Directors to the Company's Board of Directors to hold office until the 2003 Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified;

            (2) to ratify the selection of KPMG LLP, independent public accountants, as the auditors of the Company for the 2001 fiscal year; and

            (3) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on April 12, 2001, as the record date for the determination of the stockholders of the Company entitled to notice of and to vote at the Annual Meeting of Stockholders. Each share of the Company's Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

      ALL HOLDERS OF THE COMPANY'S COMMON STOCK, WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT, ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD ENCLOSED WITH THIS NOTICE.

                                              By Order of the Board of Directors


                                              MAUREEN A. FLOTARD
                                              Assistant Secretary

April 16, 2001

                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.
                                50 SPRING STREET
                            RAMSEY, NEW JERSEY 07446

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 10, 2001

                                  INTRODUCTION

      This Proxy Statement is being furnished to stockholders of record of Bogen Communications International, Inc. ("Bogen" or the "Company") as of April 12, 2001 (the "Record Date"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies for the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 50 Spring Street, Ramsey, New Jersey 07446, on Thursday, May 10, 2001 at 10:00 a.m., Eastern Daylight Savings Time, or at any and all adjournments thereof, for the purposes stated in the Notice of Annual Meeting. The approximate date of mailing of this Proxy Statement, and the accompanying notice and form of proxy and the Company's 2000 Annual Report on Form 10-K, is April 16, 2001.

      The Board of Directors has fixed the close of business on April 12, 2001, as the Record Date for the determination of stockholders entitled to notice of this Annual Meeting, and only holders of record of the common stock, par value $.001 per share ("Common Stock"), of the Company on that date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 10,112,956 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

      The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. Abstentions and broker non-votes are not counted in the election of Class I Directors. For all other items to be considered at the Annual Meeting, shares represented by proxies which are marked "abstain" will be counted as part of the total number of votes cast on such proposals, whereas broker non-votes will not be counted as part of the total number of votes cast on such proposals. Thus, abstentions will have the same effect as votes against any given proposal, whereas broker non-votes will have no effect in determining whether any given proposal has been approved by the stockholders.

      If the enclosed proxy is signed and returned, it may, nevertheless, be revoked at any time prior to the voting thereof at the pleasure of the stockholder signing it, either by delivering written notice of revocation to the Secretary of the Company, or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof.

      Shares represented by duly executed proxies in the accompanying form will be voted in accordance with the instructions indicated on such proxies, and, if no such instructions are indicated thereon, will be voted in favor of the nominees for election as Class I Directors named below and for the other proposals referred to below.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Information Concerning Nominees and Continuing Directors

      The Company's Restated Certificate of Incorporation, as amended, provides for the classification of directors into two classes, as nearly equal in number as possible, with approximately one-half of the directors to be elected annually for two-year terms. At the Annual Meeting, there will be four (4) persons elected as Class I Directors for terms expiring in 2003. All of the persons nominated for election as Class I Directors are presently serving as Directors of the Company.

      At each annual meeting subsequent to the Annual Meeting, one class of directors will be elected for a two-year term, with Class II Directors to be elected in 2002.

Nominees and Continuing Directors

      Set forth below is certain information with respect to each of the nominees for election to the Board of Directors as well as each of the other continuing directors, including name, age, the period during which such person has served as a director of the Company, such person's principal occupation and employment during the past five years and the percentage of the Company's Common Stock beneficially owned (as determined in accordance with Rule 13d-3 of the Exchange Act) by such person as of April 12, 2001. It is the intention of the persons named in the accompanying form of proxy to vote for all of the nominees listed below.

      Each of the nominees listed below as a nominee has agreed to be named as a nominee for Class I Director in this Proxy Statement and has consented to serve as a director if elected. The Company expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a Class I Director. If any of the nominees shall become unable to serve, the persons designated in the enclosed form of proxy will vote for the election of such other person or persons as the Board of Directors may recommend.

Nominees - Class I Directors

      Yoav Stern, age 47, has served as a director of the Company since 1995 and non-executive Co-Chairman of the Board of Directors since 1997 and is currently a member of the Executive and Compensation Committees of the Board of Directors. From March to August 1995, Mr. Stern served as Co-Chief Executive Officer and Co-President of the Company. Mr. Stern served as Co-Chairman and Chief Executive Officer of Kellstrom Industries, Inc, a publicly-traded inventory management company in the aviation industry ("Kellstrom"), from its inception in December 1993 until June 1995 and is currently the Chairman of the Board of Kellstrom. From January 1993 to September 1993, Mr. Stern was President and, from January 1992 until May 1995, a director of WordStar International, Inc., which was engaged in research and development and worldwide marketing and distribution of software for business and consumer applications. Mr. Stern served in the Israeli Air Force as a fighter pilot, avionics systems officer, commander of Operational Training Unit and a Deputy Squadron Commander. Mr. Stern earned a Practical Engineering Diploma in advanced mechanics and automation from ORT Technological College, Israel, in 1973, graduated from the Israel Air Force Academy in 1975 and received a B.S. in Mathematics and Computer Science from Tel Aviv University in 1985.

      Jeffrey E. Schwarz, age 42, has served as non-executive Co-Chairman of the Board of Directors of the Company since 1997 and is currently a member of the Executive and Compensation Committees of the Board of Directors. Since July 1992, Mr. Schwarz has been the Chief Executive Officer of Metropolitan Capital Advisors, Inc. ("Metropolitan"), an investment management firm. Mr. Schwarz serves as a director of two private companies that are affiliated with Metropolitan, KJ Advisors Inc. and MCIII, Inc. From 1997 to 1999, Mr. Schwarz served as a Director of e-SIM Ltd. (formerly known as Emultek Ltd.), a NASDAQ traded provider of simulation technology and web-based solutions to the consumer electronics industry. Mr. Schwarz graduated summa cum laude from the University of Pennsylvania's Wharton School, earning his B.S. in Economics in 1980 and his M.B.A. in 1981.

      Zivi R. Nedivi, age 42, has served as a director of the Company since 1997 and is currently a member of the Compensation and Audit Committees of the Board of Directors. Since June 22, 1995, Mr. Nedivi has been the President and Chief Executive Officer and a director of Kellstrom. Mr. Nedivi was the founder, President and Chief Executive Officer of Kellstrom's predecessor company, an indirect, wholly owned subsidiary of Rada Electronic Industries Ltd., from its establishment in 1990 until June 1995. A graduate of the Israel Air Force Academy, Mr. Nedivi served in the Israeli Air Force as an F-15 fighter pilot for seven years and held the rank of major.

      Kasimir Arciszewski, age 50, is the Co-Founder and Co-Managing Director of Speech Design GmbH ("Speech Design"), a wholly owned subsidiary of the Company, since 1983 and has served as a director of the Company since May 20, 1998. Mr. Arciszewski is responsible for Speech Design's strategic planning, sales and financial activities. From 1975 through 1982, Mr. Arciszewski was with the Giesecke & Devrient Group ("G&D"), an international market leader in central bank automation products. From 1979 through 1982, Mr. Arciszewski was responsible for marketing support of G&D's sales to major central banks in Europe. Mr. Arciszewski received his Bachelor of Science in Electronics Engineering in 1975 from the Chalmers University of Technology in Goteborg, Sweden.

Continuing Directors - Class II Directors

      Jonathan Guss, age 41, has been the Chief Executive Officer and a director of the Company since 1997 and is currently a member of the Executive Committee of the Board of Directors. Since May 1990, Mr. Guss has been a principal and President of Active Management Group, Inc. ("AMG"), a firm that provides turnaround management services. Prior to 1997, Mr. Guss's principal business activity was as Chief Executive Officer of the parent of Ekco/Glaco, an industrial manufacturing and service business. Mr. Guss has been a director of Alliant Techsystems Inc., a publicly-held company and a leading developer of space launch vehicles and defense products ("Alliant"), since August 1994, and serves on Alliant's Executive and Finance Committee and Nominating Committee. From September 1985 until May 1990, Mr. Guss was a consultant at Booz, Allen & Hamilton. Mr. Guss is a 1985 graduate of the Harvard Business School and a 1981 graduate of Reed College.

      Michael P. Fleischer, age 44, has been the President and a director of the Company since 1997 and serves as an alternate to Mr. Guss on the Executive Committee of the Board of Directors. Prior to 1997, Mr. Fleischer's principal business activity was as President of the parent of Ekco/Glaco, an industrial manufacturing and service business. From 1994 to 1995, Mr. Fleischer was a director of Alliant. Since May 1990, Mr. Fleischer has been a principal, the Chief Executive Officer and a director of AMG. Prior to 1990, Mr. Fleischer was a senior consultant with McKinsey & Co. He also served for four years as a Foreign Service Officer and was Staff Assistant to the Undersecretary of State of the United States. Mr. Fleischer is a 1985 graduate of the Harvard Business School and a 1978 graduate of Colgate University.

      Glenn R. Dubin, age 44, was appointed to the Board of Directors of the Company in March 2000. Since 1984, Mr. Dubin has served as Co-Chairman of Dubin & Swieca, an international asset management company ("D&S") and since 1997 as a principal of Highbridge Capital Management, LLC, the trading manager for Highbridge Capital Corporation, an asset management company and registered broker-dealer. Mr. Dubin also is a founding board member of the Robin Hood Foundation, an organization that applies investment principles to charitable giving, and serves on the investment committee of two national not-for-profit institutions. Mr. Dubin is a 1979 graduate of New York University at Stonybrook.

      Daniel A. Schwartz, age 33, has served as a director of the Company from 1997 and is currently a member of the Compensation Committee and the Chairman of the Audit Committee of the Board of Directors. Since 1993, Mr. Schwartz has been a director of Research and Managing Director of York Capital Management, L.P. ("York Capital"), an investment limited partnership, and a partner of Dinan Management, L.L.C. ("Dinan Management"), the investment advisory firm to York Capital. From July 1990 to March 1993, Mr. Schwartz was an associate at Morgan Stanley & Co., Inc. spending two years in the Investment Banking Division and subsequently as a member of the Global Equity Department. Mr. Schwartz received a Master of Science in Engineering from Columbia University in 1990 and a Bachelor of Science from Yeshiva University in 1988.

Other Executive Officers

      Hans Meiler, age 53, is the Co-Founder and has been Co-Managing Director of Speech Design GmbH, a subsidiary of the Company, since 1983. Mr. Meiler is in charge of Speech Design's operations, including engineering, manufacturing and quality assurance. From 1978 through 1982, Mr. Meiler led an electronics development team at G&D. Mr. Meiler received an undergraduate degree in Electrical Engineering from Munich University in 1970.

      Maureen A. Flotard, age 41, has served as the Company's Vice-President-Finance and Chief Financial Officer since April 2000 and has served as the Company's Corporate Controller since January 3, 2000. Prior to joining the Company, Ms. Flotard served as Vice President-Business Development at Russ Berrie and Company, Inc. ("RB&C"), a publicly-traded company and manufacturer of gift products, from December 1997 to November 1999, and as its Corporate Controller and Director of Financial Planning during her 14 year tenure with RB&C. Ms. Flotard is a certified public accountant and member of the American Institute of Certified Public Accountants and Institute of Management Accountants.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      During 2000, the Board of Directors held five meetings. Each member of the Board of Directors attended 80% or more of the meetings of the Board of Directors held during 2000. The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing nominating committee.

Executive Committee

      The Executive Committee of the Board of Directors consists of Messrs. Stern, Schwarz and Guss (or Mr. Fleischer who serves as an alternate for Mr. Guss from time to time). The Executive Committee is authorized to act on all matters regarding the compensation of employees and directors of the Company, the finances of the Company and such other matters as the Board of Directors may determine from time to time. The Executive Committee held five meetings during 2000. Each member of the Executive Committee attended each meeting of the Executive Committee held during 2000.

Audit Committee

      The Audit Committee of the Board during 2000 consisted of Messrs. Nedivi and Schwartz. The Audit Committee provides general financial oversight on financial reporting and the adequacy of the Company's internal controls through periodic meetings with the Company's management and its external auditors. The Audit Committee held three meetings during 2000. Each member of the Audit Committee attended each meeting of the Audit Committee held during 2000.

Compensation Committee

      The Compensation Committee of the Board of Directors consists of Messrs. Stern, Schwarz, Nedivi and Schwartz. The Compensation Committee administers the Company's Stock Incentive Plan and provides general oversight on all employee personnel matters through periodic meetings with management of the Company. The Compensation Committee held three meetings during 2000, and each member of the Compensation Committee attended each meeting of the Compensation Committee held during 2000.

                             EXECUTIVE COMPENSATION

      The following table sets forth the annual compensation of the five most highly compensated executive officers for the fiscal years 2000, 1999 and 1998.

                           Summary Compensation Table

                                                                                            Long-Term
                                                                                           Compensation
                                                                                           ------------

                                                                                            Securities
 Name of Principal                                                        Other Annual      Underlying         All other
     Position                      Year     Salary ($)     Bonus ($)    Compensation ($)    Options (#)     Compensation ($)
     --------                      ----     ----------     ---------    ----------------    ----------      ----------------
Jonathan Guss                      2000        201,923          ____            *               100,000            7,530(2)
Chief Executive Officer            1999        200,000          ____        20,000(1)              ____            8,521(2)
                                   1998        200,000          ____            *                  ____              198(3)

Michael P. Fleischer               2000        201,923          ____            *               100,000            7,917(4)
President                          1999        200,000          ____            *                  ____            7,864(4)
                                   1998        200,000          ____            *                  ____              306(5)

Maureen A. Flotard                 2000        126,923        10,000            *                50,000            8,438(6)
V.P. Finance and Chief             1999            n/a           n/a           n/a                  n/a                 n/a
Financial Officer                  1998            n/a           n/a           n/a                  n/a                 n/a

Kasimir Arciszewski(7)             2000         63,170        25,588            *                  ____            9,950(8)
Co-Managing Director of            1999         64,907        27,551            *                  ____            9,950(8)
Speech Design                      1998        101,198       167,149            *               100,000            9,950(8)

Hans Meiler(7)                     2000         63,170        25,588            *                  ____            9,950(9)
Co-Managing Director of            1999         64,907        27,551            *                  ____            9,950(9)
Speech Design                      1998        101,198       167,149            *               100,000            9,950(9)

* The named executive officer did not receive perquisites or other personal benefits, securities, or property having an aggregate value of greater than the lower of $50,000 or 10% of the total salary and bonus reported for such executive officer.

(1) Represents relocation expenses paid by the Company on behalf of Mr. Guss in the amount of $20,000 during 1999.

(2) Represents term life insurance premiums paid by the Company on behalf of Mr. Guss in the amount of $271 during 1999 and $180 during 2000, and an automobile allowance paid by the Company on behalf of Mr. Guss during 1999 and 2000.

(3) Represents term life insurance premiums paid by the Company on behalf of Mr. Guss in the amount of $198 during 1998.

(4) Represents term life insurance premiums paid by the Company on behalf of Mr. Fleischer in the amount of $271 during 1999 and $167 during 2000, and an automobile allowance paid by the Company on behalf of Mr. Fleischer during 1999 and 2000.

(5) Represents term life insurance premiums paid by the Company on behalf of Mr. Fleischer in the amount of $306 during 1998.

(6) Includes a 401(k) matching contribution made by the Company on behalf of Ms. Flotard in the amount of $1,780, term life insurance premiums paid by the Company on behalf of Ms. Flotard in the amount of $94 and an automobile allowance paid by the Company on behalf of Ms. Flotard during 2000.

(7) Payments to Messrs. Arciszewski and Meiler were made in Deutsche Marks and, for purposes of this table, were converted into U.S. dollars based upon the respective average exchange rates for the month in which any such payment was made.

(8) Represents an automobile allowance paid by the Company on behalf of Mr. Arciszewski during 1998, 1999 and 2000.

(9) Represents an automobile allowance paid by the Company on behalf of Mr. Meiler during 1998, 1999 and 2000.

      The following table sets forth certain information on grants of stock options in 2000 pursuant to the Company's Stock Incentive Plan to the officers named in the Summary Compensation Table.

                        Option Grants in Last Fiscal Year

----------------------------------------------------------------------------------------------------------------------------------

                                                                Individual Grants

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Potential Realizable
                                                                                                        Value at Assumed Rates
                                                                                                            of Stock Price
                         Number of Securities     % of Total Options/SARs   Exercise or                    Appreciation for
                        Underlying Options/SARs     Granted to Employees     Base Price   Expiration          Option Term
Name                       Granted (#) (1,2)           In Fiscal Year          ($/Sh)       Date          5%($)          10%($)
----------------------------------------------------------------------------------------------------------------------------------
Jonathan Guss                  100,000                      21.1%               7.09         2/04/10     445,886       1,129,963
----------------------------------------------------------------------------------------------------------------------------------
Michael P. Fleischer           100,000                      21.1%               7.09         2/04/10     445,886       1,129,963
----------------------------------------------------------------------------------------------------------------------------------
Maureen A. Flotard              30,000                       6.3%               6.0938       6/02/10     114,971         291,358

                                20,000                       4.2%               7.09         2/04/10      89,177         225,993
----------------------------------------------------------------------------------------------------------------------------------

(1) Represents options granted under the Company's Stock Incentive Plan, granted "at market" or higher on the date of the grant.

(2) Under the terms of the Company's Stock Incentive Plan, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of the outstanding options.

      Shown below is information with respect to the exercise of options to purchase Common Stock exercised by the officers named in the Summary Compensation Table and unexercised options held by such person at December 31, 2000.

                  Option/Sar Exercises and Year-End Value Table

-------------------------------------------------------------------------------------------------------------------
                                                                Number of
                                                                Securities
                                                                Underlying                   Value of
                                                               Unexercised                 Unexercised
                                                               Options/SARs                In-The-Money
                                                                    At                   Options/SARs at
                         Shares                                 FY-End (#)               FY-End ($)(1,2)
                       Acquired on                             Exercisable/                Exercisable/
          Name         Exercise (#)   Value Realized ($)       Unexercisable              Unexercisable
-------------------------------------------------------------------------------------------------------------------
Jonathan Guss               0                0               162,943/100,000                   0/0
-------------------------------------------------------------------------------------------------------------------
Michael P. Fleischer        0                0               162,942/100,000                   0/0
-------------------------------------------------------------------------------------------------------------------
Maureen A. Flotard          0                0                      0/50,000                   0/0
-------------------------------------------------------------------------------------------------------------------
Kasimir Arciszewski         0                0                 40,000/60,000                   0/0
-------------------------------------------------------------------------------------------------------------------
Hans Meiler                 0                0                 40,000/60,000                   0/0
-------------------------------------------------------------------------------------------------------------------

(1) Value is calculated on the basis of the positive difference between the option exercise price and the closing price for the Company's Common Stock on December 31, 2000. Because the exercise price for each option exceeds such closing price, the value is expressed as zero.

(2) The Board of Directors has adopted a policy, applicable to executive officers, directors and other designated key employees, which provides for a mechanism for such persons to exercise vested options and warrants by utilizing the spread in value between the exercise price of such instrument and the market price of the Company's Common Stock.

      The Company does not offer its employees any long-term incentive plans, other than stock options, nor does it provide any defined benefit or actuarial plans.

Compensation of Directors

      During 2000, the Company did not provide cash or other compensation to its directors for serving as directors of the Company and has no outstanding arrangements for such compensation. On February 4, 2000, Mr. Jeffrey E. Schwarz, Co-Chairman of the Company's Board of Directors, was granted 100,000 non-qualified options under the Company's Stock Incentive Plan. Such options were granted for a term of ten (10) years with an exercise price of $7.09 and vested in full on the date of grant.

Employment Contracts

      On November 26, 1997, the Company entered into a three-year employment agreement with Mr. Jonathan Guss setting forth the terms and provisions of his employment as Chief Executive Officer of the Company. Mr. Guss' employment agreement was amended as of March 29, 2000, to increase Mr. Guss' base salary to $225,000 effective December 1, 2000, and to extend the term of his employment agreement through November 30, 2001. Pursuant to the agreement, Mr. Guss was granted a ten-year option to acquire 162,943 shares of Common Stock. This option vested in quarterly installments on June 1, 1999, September 1, 1999, December 1, 1999, March 1, 2000, June l, 2000 and September 1, 2000. If Mr. Guss is terminated by the Company, other than in the event of his death or disability or for cause, he is entitled to receive a severance payment equal to the balance of the base salary payable to him pursuant to the agreement, but in no event more than eight months salary. Pursuant to the agreement, Mr. Guss is entitled to participate in any employee benefit programs which may be available to the other executives of the Company. In addition, the Company has agreed to establish a deferred compensation program for Mr. Guss. No such plan has been established at this time. As part of his employment agreement, Mr. Guss agreed to a non-competition agreement extending for two years following the termination of the employment agreement. In connection with his agreement to extend the term of his employment, on February 4, 2000, Mr. Guss was granted a ten-year option to acquire 100,000 shares of Common Stock. This option vests in full on October 31, 2001. Any unvested portion of the option vests immediately upon a Change of Control (as defined in the employment agreement). Upon an involuntary termination of the executive, the unvested portion of the option also shall vest. All other terms of the employment agreement remained the same.

      On November 26, 1997, the Company entered into a three-year employment agreement with Mr. Michael P. Fleischer setting forth the terms and provisions of his employment as President of the Company. Mr. Fleischer's employment agreement was amended as of March 29, 2000, to increase Mr. Fleischer's base salary to $225,000 effective December 1, 2000, and to extend the term of his employment agreement through November 30, 2001. Pursuant to the agreement, Mr. Fleischer was granted a ten-year option to acquire 162,942 shares of Common Stock. This option vested in quarterly installments on each June 1, 1999, September l, 1999, December 1, 1999, March 1, 2000, June l, 2000 and September 1, 2000. If Mr. Fleischer is terminated by the Company, other than in the event of his death or disability or for cause, he is entitled to receive a severance payment equal to the balance of the base salary payable to him pursuant to the agreement, but in no event more than eight months salary. Pursuant to the agreement, Mr. Fleischer is entitled to participate in any employee benefit programs which may be available to the other executives of the Company. In addition, the Company has agreed to establish a deferred compensation program for Mr. Fleischer. No such plan has been established at this time. As part of his employment agreement, Mr. Fleischer agreed to a non-competition agreement extending for two years following the termination of the employment agreement. In addition, in connection with his agreement to extend the term of his employment, on February 4, 2000, Mr. Fleischer was granted a ten-year option to acquire 100,000 shares of Common Stock. This option vests in full on October 31, 2001. Any unvested portion of the option vests immediately upon a Change of Control (as defined in the employment agreement). Upon an involuntary termination of the executive, the unvested portion of the option also shall vest. All other terms of the employment agreement remain the same.

      In connection with the Company's acquisition of the 33% interest in Speech Design it did not previously own, each of Messrs. Arciszewski and Meiler entered into a management agreement with Speech Design with a three-year term commencing on July 1, 1998. Pursuant to each management agreement, each of Messrs. Arciszewski and Meiler continued to serve as co-managing director of Speech Design with a base annual salary of DM 133,313 for 2000. At least three months prior to the end of each calendar year, the base salary payable pursuant to the management agreements is subject to upward adjustment upon the mutual agreement of the parties. In addition, each of Messrs. Arciszewski and Meiler received a guaranteed bonus of DM 54,000 for 1999. Bonuses payable in 2000 and subsequent years will be based upon a formula negotiated at the beginning of each year. Both Messrs. Arciszewski and Meiler are guaranteed a bonus of DM 54,000 for 2000. Each of Messrs. Arciszewski and Meiler has agreed not to compete with Speech Design during the term of each management agreement and for three years thereafter. In consideration for the non-compete agreement, for three years following the termination of the respective management agreements, each of Messrs. Arciszewski and Meiler is entitled to an additional payment equal to 50% of his average base salary in the last twelve months prior to the termination of his management agreement.

Compensation Committee Interlocks and Insider Participation

      During 2000, the Compensation Committee of the Board of Directors participated with the Board of Directors in administering the Company's Stock Incentive Plan and in providing general oversight in all employee personnel matters. The Compensation Committee of the Board of Directors consists of Messrs. Yoav Stern, Jeffrey Schwarz, Zivi R. Nedivi and Daniel Schwartz. None of the members of the Compensation Committee is an operating officer or employee of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

      The Compensation Committee of the Board of Directors primarily is responsible for developing and implementing the Company's executive compensation and benefit programs and policies. In certain circumstances where action on executive compensation requires the approval of the full Board of Directors, the Compensation Committee is also responsible for making recommendations to the full Board regarding such actions.

      The core principle of the Company's executive compensation program is to align executive compensation with both (i) the Company's strategic and operational plan and financial performance, and (ii) shareholder interests. In applying this principle the Compensation Committee has focused on establishing criteria designed to:

      o     Reward executives for enhancing stockholder value.

      o Attract and retain the key executives critical to the long-term success of the Company and each of its business groups.

      o Integrate compensation programs with both the Company's annual and long-term strategic planning and measuring processes.

      o Support a performance-oriented environment that rewards achievement measured by both the Company's goals and also as compared to others in the industry.

      In making compensation decisions, the Compensation Committee and the Board of Directors focus on the individual contributions of executive officers to the Company's strategic goals, and use their discretion to set executive compensation where, in their judgment, external, internal or an individual's circumstances warrant it.

Executive Officer Compensation

      The Company's executive officer compensation is comprised of base salary, bonus, and long-term incentive compensation in the form of stock options. In addition, executive officers receive personal benefits in the form of medical and pension plans generally available to employees of the Company. Other personal benefits may be provided to executives on a case by case basis.

      Base Salary, Bonus and Options. Base salary levels for the Company's executive officers are evaluated and set relative to comparably-sized companies in the electronics, telco and related industries. In determining salaries, the Board of Directors and the Compensation Committee also have taken into account individual experience and performance and specific issues particular to the Company. Historically, the Board of Directors and the Compensation Committee have set base salaries in at the median to low end of the range at which comparable companies compensate their executive officers. A significant portion of total compensation for executive officers of the Company has been in the form of discretionary bonuses and stock options as these types of compensation awards provide a better incentive to executive officers to achieve near term targets, and long-term value for the Company. With the employment of Messrs. Guss and Fleischer, the Board of Directors provided for a high base salary level and no guaranteed bonus and also provided that a significant portion of the compensation of Messrs. Guss and Fleischer would be in the form of stock options. The Compensation Committee believes this structure achieves a proper balance between providing enough immediate cash compensation to attract and retain top quality managers and providing long term incentives to promote long-term growth for the Company's stockholders.

      Benefits. The Company provides medical and pension benefits to its executive officers that are generally available to the Company's employees. The Compensation Committee does not consider benefits and perquisites to be a significant portion of the Company's executive officer compensation.

      Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the ability of public corporations to deduct remuneration in excess of certain thresholds paid to certain executive officers. The Compensation Committee monitors and reviews the compensation of the Company's highest paid executive officers to ensure that the Company's deduction for remuneration is not subject to the limitations imposed by Section 162(m) of the Code. For example, remuneration to executive officers in the form of stock options is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and, thus, would not be subject to deduction limitations imposed thereunder.

Chief Executive Officer and President Compensation

      The Compensation Committee believes that Messrs. Guss' and Fleischer's total compensation package is reasonable in light of the demands which were, and will continue to be, placed on them for management of the Company's domestic and foreign businesses, and its overall strategy. In addition, this compensation level reflects the Compensation Committee's continued confidence in Messrs. Guss and Fleischer and the Company's desire to attract and retain their talents, as the Chief Executive Officer and President of the Company.

      The foregoing report has been furnished by the Compensation Committee of the Board of Directors.

          Members of the Compensation Committee:

          Yoav Stern
          Jeffrey E. Schwarz
          Zivi R. Nedivi
          Daniel A. Schwartz

                          Performance Comparison Graph

      The following line graph compares the cumulative annual performance of the Company's Common Stock during the five year period ended December 31, 2000 with the S&P Smallcap 600 Index, the S&P Telephone Index, NASDAQ, and Peer Group companies. For purposes of this graph, it was assumed that $100 was invested at closing prices at December 31, 1995. Dividends are assumed to be reinvested on the ex-dividend date.

      Peer Group Companies were selected in good faith on the basis of similarity of their size, products or distribution channels to those of the Company. The Peer Group is comprised of the following: AVT Corp., Comdial Corp., Inter-Tel Inc., Mackie Designs Inc., and Vodavi Technology Inc.

      The following graph includes the addition of the cumulative total return for the NASDAQ and Peer Group companies. The S&P Telephone index will be removed from the graph after this year. The S&P Telephone index includes the stocks of Alltel Corp., BellSouth Corporation, CenturyTel, Inc. Qwest Communications International Inc., SBC Communications Inc., and Verizon Communications Inc. These companies are not similar either in their size, products or distribution channel to the Company.

    [The following was represented by a line graph in the printed material.]

                                  Base
                                 Period
Company Name / Index             Dec 95             Dec 96        Dec 97         Dec 98        Dec 99         Dec 00
---------------------------------------------------------------------------------------------------------------------
BOGEN COMMUNICATIONS INTL          100              118.39        224.53         236.77        253.10         138.80
S&P SMALLCAP 600 INDEX             100              121.32        152.36         150.37        169.02         188.96
TELEPHONE-500                      100              101.00        141.04         207.19        219.02         196.03
NASDAQ US INDEX                    100              123.03        150.68         212.46        394.82         237.37
PEER GROUP                         100               88.44        158.65         208.14        256.94          72.46

--------------------------------------------------------------------------------
              Bogen   S&P                S&P           NASDAQ     Peer Group
                      Smallcap 600       Telephone                Companies
--------------------------------------------------------------------------------
Dec - 95      100     100                100           100        100
--------------------------------------------------------------------------------
Dec - 96      118     121                101           123        88
--------------------------------------------------------------------------------
Dec - 97      225     152                141           151        159
--------------------------------------------------------------------------------
Dec - 98      237     150                207           212        208
--------------------------------------------------------------------------------
Dec - 99      253     169                219           395        257
--------------------------------------------------------------------------------
Dec - 00      139     189                196           237        72
--------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of the Company's securities with the Securities and Exchange Commission and any national securities exchange on which the Common Stock is traded. Executive officers and directors and greater than ten percent stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms furnished to the Company, or written representations from certain persons, the Company believes that during the fiscal year ended December 31, 2000, no directors, officers or beneficial owners of more than 10% the Company's Common Stock failed to file on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934.

Security Ownership of Directors, Executive Officers and Certain Beneficial
Owners

      The following table sets forth certain information regarding beneficial ownership (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) of the Common Stock as of April 2, 2001, for (a) directors and executive officers of the Company, (b) all directors and executive officers of the Company, as a group, and (c) certain persons known to the Company to be the beneficial owners of more than five percent of the Common Stock of the Company.

      Except as otherwise noted, each person listed below has sole voting and dispositive power with respect to the shares of Common Stock listed next to such person's name.

-----------------------------------------------------------------------------------------------------
                                                Number of Shares
                                                 of Common Stock
                    Name                    Beneficially Owned (#)(1)      Percent of Common Stock
-----------------------------------------------------------------------------------------------------
Jonathan Guss                                      492,738(2)                        4.7%
-----------------------------------------------------------------------------------------------------
Michael P. Fleischer                               496,904(3)                        4.7%
-----------------------------------------------------------------------------------------------------
Maureen A. Flotard                                   4,059(4)                        *
-----------------------------------------------------------------------------------------------------
Kasimir Arciszewski                                332,657(5)                        3.3%
-----------------------------------------------------------------------------------------------------
Hans Meiler                                        241,771(6)                        2.4%
-----------------------------------------------------------------------------------------------------
Zivi R. Nedivi                                     390,399(7)                        3.8%
-----------------------------------------------------------------------------------------------------
Daniel A. Schwartz                                      --(8)                        *
-----------------------------------------------------------------------------------------------------
Jeffrey E. Schwarz                               1,223,432(9)                       12.0%
-----------------------------------------------------------------------------------------------------
Yoav Stern                                         349,876(10)                       3.4%
-----------------------------------------------------------------------------------------------------
Glenn R. Dubin                                     790,673(11)                       7.8%
-----------------------------------------------------------------------------------------------------
Metropolitan Capital Advisors, Inc.                825,043                           8.2%
660 Madison Avenue
New York, New York 10021
-----------------------------------------------------------------------------------------------------
Highbridge Capital Corporation                     725,473                           7.2%
The Residence, Unit No. 2
South Church Street
Grand Cayman, Caymen Islands
British West Indies
-----------------------------------------------------------------------------------------------------
Scoggin Capital Management, L.P.                   564,204                           5.6%
660 Madison Avenue
New York, New York 10021
-----------------------------------------------------------------------------------------------------
Dinan Management, L.L.C.                         1,090,643(12)                      10.8%
350 Park Avenue, 25th Floor
New York, New York 10022
-----------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a        3,999,214(13)                      35.0%
group (10 persons)
-----------------------------------------------------------------------------------------------------

*     Less than 1%.

(1) For purposes of this table, a person or group of persons is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for purpose of computing the percentage ownership of any other person.

(2) Includes 6,500 shares of Common Stock held directly by Mr. Guss and all 73,295 shares held by D&S Capital, LLC and all 250,000 shares of Common Stock issuable to D&S Capital, LLC upon the exercise of warrants which are currently exercisable. Mr. Guss owns a 50% equity interest in D&S Capital, LLC. Also includes 162,943 shares of Common Stock subject to currently exercisable options.

(3) Includes 10,667 shares of Common Stock held directly by Mr. Fleischer and all 73,295 shares held by D&S Capital, LLC and all 250,000 shares of Common Stock issuable to D&S Capital, LLC upon the exercise of warrants which are currently exercisable. Mr. Fleischer owns a 50% equity interest in D&S Capital, LLC. Also includes 162,942 shares of Common Stock subject to currently exercisable options.

(4) Includes 4,000 shares of Common Stock subject to currently exercisable options and 59 shares of Common Stock beneficially owned by Ms. Flotard through the Company's 401(k) plan.

(5) Includes 272,657 restricted shares of Common Stock granted to Mr. Arciszewski in connection with the Company's acquisition of Speech Design in 1998. Also includes 40,000 shares of Common Stock subject to currently exercisable options and 20,000 shares of Common Stock which become exercisable on June 1, 2001.

(6) Includes 181,771 restricted shares of Common Stock granted to Mr. Meiler in connection with the Company's acquisition of Speech Design in 1998. Also includes 40,000 shares of Common Stock subject to currently exercisable options and 20,000 shares of Common Stock which become exercisable on June 1, 2001.

(7) Includes 131,250 shares of Common Stock held by Mr. Nedivi directly and 259,149 shares of Common Stock issuable to Mr. Nedivi upon the exercise of warrants which are currently exercisable.

(8) Does not include 1,090,643 shares reported below under Dinan Management, of which Mr. Schwartz is a partner.

(9) Includes 942,043 shares of Common Stock which Mr. Schwarz may be deemed to beneficially own as a result of being a director, executive officer and controlling stockholder of (i) Metropolitan Capital Advisors, Inc., the general partner of Metropolitan Capital Advisors, L.P. the general partner of Bedford Falls Investors, L.P. ("Bedford Falls"), the holder of 825,043 shares of Common Stock, and (ii) Metropolitan Capital III, Inc., the general partner of Metropolitan Capital Advisors III, L.P., which serves as the investment advisor for Metropolitan Capital Advisors International Ltd. ("Metropolitan International"), which holds 117,000 shares of Common Stock. Also includes 127,449 shares held by BGN Investors, LLC ("BGN"). Mr. Schwarz serves as the managing member of BGN. Mr. Schwarz disclaims beneficial ownership of the shares beneficially owned by Bedford Falls, Metropolitan International and BGN, other than through his positions with such entities. Also includes 5,000 shares of Common Stock held by a trust established for certain of Mr. Schwarz's family members and 10,000 shares of Common Stock held by a charitable foundation established by Mr. Schwarz. Mr. Schwarz disclaims beneficial ownership of the shares held by the trust and the charitable foundation. Also includes 38,940 shares of Common Stock held directly by Mr. Schwarz and 100,000 shares of Common Stock subject to currently exercisable options.

(10) Includes 259,148 shares of Common Stock issuable to Mr. Stern upon the exercise of warrants which are currently exercisable and 90,728 shares of Common Stock held by a separate family trust established by Mr. Stern.

(11) Includes 725,473 shares of Common Stock which Mr. Dubin may be deemed to beneficially own as a result of being an officer, director and shareholder of Highbridge Capital Corporation. Highbridge Capital Management, LLC serves as the trading manager for Highbridge Capital Corporation and, as a result, may be deemed to beneficially own the shares of Common Stock held by Highbridge Capital Corporation. Also includes 65,200 shares of Common Stock held by C.J. Partners L.P. to which Mr. Dubin serves as general partner.

(12) Includes 344,015 shares of Common Stock held directly by York Capital, 44,116 shares of Common Stock held directly by York Select, L.P. ("York Select"), and 592,612 shares of Common Stock held by York Investment Limited ("York Investment"). Also includes 89,900 shares held by accounts managed by an affiliate of Dinan Management. James G. Dinan is the Senior Managing Director, Member and holder of 99% of the equity interests in Dinan Management, the general partner of York Capital and York Select and the Sub-manager for York Investment. Mr. Dinan and Dinan Management disclaim beneficial ownership of the shares held by York Capital, York Select and York Investment and the other accounts managed by Dinan Management and its affiliates. Also includes 16,000 shares of Common Stock held by a charitable foundation established by Mr. Dinan and 4,000 shares held by trusts established by Mr. Dinan for certain of his family members. Mr. Dinan disclaims beneficial ownership of the shares held by the foundation and the trusts.

(13) For purposes of calculating the shares of Common Stock held by all directors and executive officers of the Company as group, shares of Common Stock held by, or issuable within 60 days to, D&S Capital, LLC were only counted once, even though beneficial ownership of such shares may have been reported by more than one member of the group. Does not include 1,090,043 shares reported above under Dinan Management.

Certain Relationships and Related Transactions

      There are no existing or proposed direct or indirect material transactions between the Company and any of its officers, directors, promoters, or any associates of the foregoing, outside the ordinary course of business.

Audit Committee Report

      The Audit Committee is appointed by the Board of Directors of the Company to assist the Board in monitoring:

      -     The integrity of the Company's financial statements.
      -     Compliance by the Company with legal and regulatory requirements.
      - The independence and performance of the Company's internal and external auditors.

      During 2000, the Audit Committee developed a charter for the Committee, which was approved by the full Board of Directors on June 10, 2000. The complete text of the new charter is reproduced in Appendix A to this Proxy Statement. The Company's management has primary responsibility for preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States of America.

      In this context, the Audit Committee hereby reports as follows:

      1. The Audit Committee has reviewed and discussed the 2000 audited financial statements with the Company's management.

      2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

      3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

      4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

      Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers Inc.

      This report is furnished by the members of the Audit Committee.

      Members of the Audit Committee:

      Zivi R. Nedivi
      Daniel A. Schwartz

      Voting Required for Election of Directors. The election of persons to the Board of Directors will require the affirmative vote of holders of a majority of the shares of the Common Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES OF THE BOARD OF DIRECTORS.

                                   PROPOSAL 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors will appoint the firm of KPMG LLP ("KPMG"), independent public accountants, as the auditors of the Company for the 2001 fiscal year, subject to the ratification of such appointment by the stockholders at the Annual Meeting.

      If the foregoing appointment of KPMG is not ratified by the stockholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the next Annual Meeting of Stockholders will be subject to the approval of stockholders at that meeting. A representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement should the representative so desire and to respond to appropriate questions.

Fees Paid to KPMG

      Audit Fees. KPMG billed the Company $190,000 in aggregate fees and expenses for professional services rendered for the audit of the Company's annual financial statements for the year 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that year.

      Financial Information Systems Design And Implementation Fees. The Company paid KPMG $114,000 for fees for professional services rendered by KPMG relating to information technology for the year 2000.

      All Other Fees. KPMG billed the Company $216,000 in aggregate fees for services rendered by KPMG, other than the services described above, for the year 2000.

      Voting Required for Ratification. Ratification of the selection of KPMG as independent public accountants will require the affirmative vote of holders of a majority of the shares of the Common Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF KPMG.

                                     GENERAL

Other Matters

      The Board of Directors does not know of any matters that are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

      The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, is being mailed to stockholders together with this Proxy Statement.

Solicitation of Proxies

      The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to solicitation of proxies by mail, directors, officers and employees of the Company (who will receive no additional compensation therefore) may solicit the return of proxies by telephone, or personal interview. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

      Each holder of the Company's Common Stock who does not expect to be present at the Annual Meeting or who plans to attend but who does not wish to vote in person is urged to fill in, date and sign the proxy, and return it promptly in the enclosed return envelope.

Stockholder Proposals

      If any stockholder of the Company intends to present a proposal for consideration at the next Annual Meeting of Stockholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, such proposal must be received at the Company's principal executive offices, 50 Spring Street, Ramsey, New Jersey 07446, Attention: Maureen A. Flotard, not later than December 31, 2001. If a stockholder wishes to present a matter at the next Annual Meeting of Stockholders that is outside of the processes of Rule 14a-8, notice must be received at the Company's executive offices not later than March 15, 2002. After that date, the proposal will be considered untimely and the Company's proxies will have discretionary voting authority with respect to such matter.

                                              By Order of the Board of Directors


                                              MAUREEN A. FLOTARD

                                              Assistant Secretary

                                   APPENDIX A

                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. Audit Committee Purpose

            The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance.

o Monitor the independence and performance of the Company's independent external auditors.

o Facilitate communication between the auditors, management, and the Board of Directors.

            The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the external auditors as well as anyone in the organization. The Audit Committee has the ability to retain, without approval of any member of management or other committee of the Board and at the Company's expense, the resources it deems necessary in the performance of its duties, and to enter into agreements to do so.

II. Audit Committee Composition and Meetings

            Audit Committee members shall meet the requirements of the NASDAQ/AMEX Exchange, or any other exchange on which the Company's shares may be listed for trading. The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of their independent judgment. All members of the Committee should have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. The forgoing requirements shall be implemented as soon as practicable after the adoption of this charter, and may be suspended or waived to the extent permissible under rules of the NASDAQ, or other primary exchange, provided that any such suspension or waiver that occurs after June 13, 2001 shall only be made upon a finding by the board of directors that such waiver is in the best interests of the Company and its shareholders, and the Board discloses the reasons for the determination in the Company's next annual proxy statement.

            Audit Committee members shall be appointed by the Board, who will designate a Chairman.

            The Committee shall meet at least four times annually, in person or by teleconference, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent external auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, its Chair, shall communicate with management and the independent external auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3. In consultation with the management and auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.

4. Review with financial management and the external auditors the Company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Review the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that might impair the auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

10. Review and inquire as to the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Regulatory Compliance

11. On at least an annual basis, review with the Company's outside counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.


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